                                                                      EXHIBIT 32

           CERTIFICATION OF THE PRESIDENT AND CHIEF EXECUTIVE OFFICER
      AND CORPORATE VICE PRESIDENT -- FINANCE AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned President and Chief Executive Officer, and Corporate Vice President -- Finance and Chief Financial Officer of Neenah Foundry Company (the "Company"), hereby certify, based on our knowledge, that the Annual Report on Form 10-K of the Company for the year ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ WILLIAM M. BARRETT
                                          --------------------------------------
                                                    William M. Barrett
                                          President and Chief Executive Officer

                                                  /s/ GARY W. LACHEY
                                          --------------------------------------
                                                      Gary W. LaChey
                                           Corporate Vice President -- Finance

Date: December 23, 2004